UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 2, 2017

Consolidated Edison, Inc.

(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(212) 460-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01. Other Events

On March 2, 2017, Consolidated Edison, Inc. (Con Edison) completed, pursuant to an underwriting agreement with BNY Mellon Capital Markets, LLC, Mizuho Securities USA Inc., MUFG Securities Americas Inc. and Scotia Capital (USA) Inc., as representatives for the underwriters named therein, the sale of $400 million aggregate principal amount of Con Edison’s 2.00% Debentures, Series 2017 A due 2020 (the “Debentures”). The Debentures were registered under the Securities Act of 1933 pursuant to a Registration Statement on Form S-3 (No. 333-206178, effective August 6, 2015). The exhibits hereto relating to the Debentures are hereby incorporated by reference in such registration statement.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit 1	Underwriting Agreement relating to the Debentures.

Exhibit 4	Form of the Debentures.

Exhibit 5	Opinion of Elizabeth D. Moore, Esq., Senior Vice President and General Counsel of Con Edison, relating to the Debentures.

Exhibit 23	Consent of Elizabeth D. Moore, Esq., Senior Vice President and General Counsel of Con Edison (included in Exhibit 5)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.

By	/s/ Robert Muccilo
Robert Muccilo
Vice President and Controller

Date: March 2, 2017

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